Exhibit 10.35
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                              TERMINATION AGREEMENT


     THIS TERMINATION AGREEMENT is effective as of January 1, 2006, by and between PARAGON TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and THE QTX GROUP, a Pennsylvania sole proprietorship ("QTX").

                                   BACKGROUND
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     Company and QTX are parties to that certain Consulting Agreement dated as of September 1, 2005 (the "Consulting Agreement").

     Company and QTX desire to terminate the Consulting Agreement as provided in this Termination Agreement.

     NOW THEREFORE, in consideration of these premises and the mutual promises contained herein, the parties, intending to be legally bound, agree as follows:

     1. Termination. Except for those rights and obligations which by their
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terms survive beyond the term of the Consulting Agreement, including, without limitation, the confidentiality obligations contained in Section 5 thereof, the rights and obligations of Company and QTX under the Consulting Agreement be and are hereby terminated in their entirety, and the Consulting Agreement shall henceforth be null and void and of no further force and effect.

     2. Binding Effect. This Agreement shall inure to the benefit of, and be
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binding upon and enforceable by, the parties hereto and their respective successors and permitted assigns.

     3. Entire Agreement. This Agreement embodies the entire agreement and
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understanding between the parties relating to the subject matter hereof and supersedes all prior agreements, understandings and communications relating to such subject matter. This Agreement may be amended by the parties hereto, at any time only by an instrument in writing signed on behalf of each of the parties hereto.

     4. Governing Law. This Agreement shall be governed by and construed under
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the laws of the Commonwealth of Pennsylvania without regard to conflict or choice of law principles of any jurisdiction.

     5. Counterparts. This Agreement may be executed in counterparts, and when
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so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.



                            [signature page follows]










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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             PARAGON TECHNOLOGIES, INC.

                             By: /s/ Ronald J. Semanick
                                 -----------------------------------------------
                                     Ronald J. Semanick
                                     Chief Financial Officer



                             THE QTX GROUP

                             By: /s/ Joel L. Hoffner
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                                     Joel L. Hoffner